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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):December 22, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


             CAYMAN ISLANDS                            333-75899                            66-0582307
    (State or other jurisdiction of                   (Commission                        (I.R.S. Employer
     incorporation or organization)                   File Number)                      Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 2.01  Completion of Acquisition or Disposition of Assets.

         On December 22, 2004, Transocean Inc. (the "Company") announced the closing of its public secondary stock offering of 14,950,000 shares of Class A common stock, par value $0.01 per share (the "Class A Common Stock"), of TODCO (the "December Offering"). The offering price was $18.00 per share. The closing included 1,950,000 shares relating to the underwriters' over-allotment option, which was exercised in full. The Company received approximately $257.1 million of proceeds from the December Offering, net of underwriting fees and estimated expenses. The Company intends to use the proceeds for the reduction of corporate debt and for general corporate purposes.

         After the closing of the December Offering, the Company owns approximately 22% of TODCO's common stock, comprised entirely of shares of Class A Common Stock. Concurrent with the December Offering, the Company converted its remaining 13,310,000 shares of Class B common stock, par value $0.01 per share (the "Class B Common Stock"), of TODCO into an equal number of shares of Class A Common Stock. Each share of the Class B Common Stock had five votes per share compared to one vote per share of the Class A Common Stock. As a result of the conversion of the Class B shares to Class A shares, the Company no longer has a majority voting interest in TODCO and will no longer consolidate TODCO in its financial statements but will account for its remaining investment under the equity method.

         Prior to the December Offering, in February 2004, TODCO completed an initial public offering of 13,800,000 shares of Class A Common Stock on behalf of the Company as selling stockholder (the "IPO"). The offering price was $12.00 per share. The Company received approximately $155.7 million of proceeds from the IPO, net of underwriting fees and estimated expenses.

         Also prior to the December Offering, in September 2004, TODCO completed a secondary public offering of 17,940,000 shares of Class A Common Stock on behalf of the Company as selling stockholder (the "September Offering"). The offering price was $15.75 per share. The Company received approximately $269.9 million of proceeds from the September Offering, net of underwriting fees and estimated expenses.

         Before the closing of the IPO, TODCO entered into various agreements with the Company to complete the separation of TODCO's business from the Company, including a master separation agreement, a tax sharing agreement, a registration rights agreement, a transition services agreement and an employee matters agreement. The master separation agreement provides for, among other things, the assumption by the Company of liabilities unrelated to TODCO's business and the assumption by TODCO of liabilities related to its business. Under the tax sharing agreement, the Company will indemnify TODCO for most pre-IPO income tax liabilities. However, TODCO must pay the Company for most pre-IPO income tax benefits that it utilizes after the IPO. For a discussion of these agreements, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Separation of TODCO" in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

         TODCO is a leading provider of contract oil and gas drilling services, primarily in the U.S. Gulf of Mexico shallow water and inland marine region. TODCO operates a fleet of 70 drilling rigs consisting of 30 inland barge rigs, 24 jackup rigs, three submersible rigs, one platform rig, nine land rigs and three lake barges. TODCO's core business is to contract its drilling rigs, related equipment and work crews on a dayrate basis to customers who are drilling oil and gas wells.

         Statements regarding expected net proceeds and intended uses of proceeds, agreements with TODCO, as well as any other statements that are not historical facts in this release are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to general market conditions, market conditions in the financial markets and other factors detailed in the registration statement relating to the December Offering and the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

ITEM 9.01  Financial Statements and Exhibits

(b)      Pro Forma Financial Information.

         The pro forma information required by Item 9.01(b) of Form 8-K is set forth below:

HOW WE PREPARED THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma condensed consolidated financial statements set forth below for the Company give effect to the December Offering and the deconsolidation of TODCO as if the December Offering and deconsolidation of TODCO had been completed on January 1, 2003 for income statement purposes and September 30, 2004 for balance sheet purposes, subject to the assumptions in the accompanying notes to the pro forma financial statements. As of September 30, 2004, the Company had reported TODCO as a business segment in its consolidated financial statements.

         If the Company had completed the December Offering and deconsolidated TODCO on the dates assumed in the pro forma financial statements, the Company might have performed differently. You should not rely on the pro forma financial information as an indication of the financial position or results of operations that the Company would have achieved had the December Offering and deconsolidation of TODCO been completed at the dates indicated or of the future financial position or results of operations that the Company will achieve after the December Offering and deconsolidation of TODCO.

         The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

         See the Notes to the Unaudited Condensed Pro Forma Consolidated Financial Statements for a discussion of the basis of the presentation included in these financial statements.

                                 TRANSOCEAN INC.

                   UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

                                                                                         Reflect
                                                     Historical        Remove        Deconsolidation
                                                     Transocean       TODCO (1)       of TODCO (2)                       Pro Forma
                                                     ----------       ---------      ---------------                     ---------
                                                                                  (amounts in millions)
Cash and Cash Equivalents.........................    $   775.8       $   (53.8)       $   257.1             (2a)        $   979.1
Accounts Receivable...............................        503.6           (58.5)              --                             445.1
Materials and Supplies............................        150.1            (3.9)              --                             146.2
Deferred Income Taxes.............................         35.6            (6.6)             6.6             (2b)             35.6
Other Current Assets..............................         41.7            (3.8)              --                              37.9
                                                      ---------       ---------        ---------                         ---------
  Total Current Assets............................      1,506.8          (126.6)           263.7                           1,643.9
                                                      ---------       ---------        ---------                         ---------
Property and Equipment, net.......................      7,683.4          (589.8)              --                           7,093.6
Goodwill, net.....................................      2,257.1              --               --                           2,257.1
Investments in and Advances to Joint Ventures.....          4.1              --            104.1             (2c)            108.2
Deferred Income Taxes.............................         30.0              --               --                              30.0
Other Assets......................................        222.6           (24.0)              --                             198.6
                                                      ---------       ---------        ---------                         ---------
  Total Assets....................................    $11,704.0       $  (740.4)       $   367.8                         $11,331.4
                                                      =========       =========        =========                         =========

Current Liabilities...............................    $   911.0       $   (66.8)       $      --                         $   844.2
Long-Term Debt....................................      2,674.7           (17.4)              --                           2,657.3
Deferred Income Taxes.............................         85.5          (168.9)           168.9             (2b)             85.5
Other Long-Term Obligations.......................        320.5            (6.4)              --                             314.1
                                                      ---------       ---------        ---------                         ---------
  Total Long-Term Liabilities.....................      3,080.7          (192.7)           168.9                           3,056.9
                                                      ---------       ---------        ---------                         ---------
Minority Interest.................................        263.7              --           (259.8)            (2d)              3.9
Shareholders' Equity..............................      7,448.6          (480.9)           458.7             (2e)          7,426.4
                                                      ---------       ---------        ---------                         ---------
  Total Liabilities and Shareholders' Equity......    $11,704.0       $  (740.4)       $   367.8                         $11,331.4
                                                      =========       =========        =========                         =========


              See Notes to the Transocean Inc. Unaudited Condensed
                  Pro Forma Consolidated Financial Statements.

                                 TRANSOCEAN INC.

                   UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                                                 Reflect
                                                            Historical        Remove          Deconsolidation
                                                            Transocean      TODCO (1)           of TODCO (2)          Pro Forma
                                                            ----------      ---------         ---------------         ---------
                                                                         (in millions, except per share amounts)
Operating Revenues.........................................  $1,937.0        $(247.4)            $   --              $  1,689.6

Costs and Expenses
   Operating and Maintenance...............................   1,251.5         (219.7)                --                 1,031.8
   Depreciation and Amortization...........................     398.4          (72.0)                --                   326.4
   General and Administrative..............................      44.3            --                  --                    44.3
   Gain from Sale of Assets, net...........................     (28.9)           5.4                 --                   (23.5)
   Gains from TODCO Offerings..............................    (168.8)           --                  --        (2f)      (168.8)
                                                             --------        -------             ------              ----------
                                                              1,496.5         (286.3)                --                 1,210.2
                                                             --------        -------             ------              ----------

Operating Income ..........................................     440.5           38.9                 --                   479.4

Other Income (Expense), net................................    (146.1)           3.6               (9.4)       (2g)      (151.9)
                                                             --------        -------             ------              ----------
Income (Loss) From Continuing Operations Before Taxes......     294.4           42.5               (9.4)                  327.5

Income Tax Expense.........................................      74.2            --     (1a)         --        (2h)        74.2
Minority Interest..........................................      (5.4)           --                 5.0        (2i)        (0.4)
                                                             --------        -------             ------              ----------
Income (Loss) From Continuing Operations Applicable to
   Ordinary Shareholders...................................  $  225.6        $  42.5             $(14.4)             $    253.7
                                                             ========        =======             ======              ==========


Net Income (Loss) Per Share Applicable to Ordinary
    Shareholders
   Basic...................................................  $   0.70                                                $     0.79
                                                             ========                                                ==========
   Diluted.................................................  $   0.70                                                $     0.78
                                                             ========                                                ==========

Weighted Average Shares Outstanding
   Basic...................................................     320.7                                                     320.7
   Diluted.................................................     324.5                                                     324.5

              See Notes to the Transocean Inc. Unaudited Condensed
                  Pro Forma Consolidated Financial Statements.

                                 TRANSOCEAN INC.

                   UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                 Reflect
                                                            Historical        Remove        Deconsolidation
                                                            Transocean      TODCO (1)         of TODCO (2)            Pro Forma
                                                          -------------    -----------        ------------            ---------
                                                                          (in millions, except per share amounts)
Operating Revenues.....................................      $2,434.3        $(226.1)           $    --                $2,208.2

Costs and Expenses
   Operating and Maintenance...........................       1,610.4         (242.5)                --                 1,367.9
   Depreciation and Amortization.......................         508.2          (92.2)                --                   416.0
   General and Administrative..........................          65.3            --                  --                    65.3
   Impairment Loss on Long-Lived Assets................          16.5          (11.3)                --                     5.2
   Gain from Sale of Assets, net.......................          (5.8)           0.9                 --                    (4.9)
                                                             --------       --------            -------                --------
                                                              2,194.6         (345.1)                --                 1,849.5
                                                             --------       --------            -------                --------

Operating Income.......................................         239.7          119.0                 --                   358.7

Other Income (Expense), net............................        (218.1)          29.3              (21.3)     (2g)        (210.1)
                                                             --------       --------            -------                --------

Income (Loss) From Continuing Operations Before Taxes..          21.6          148.3              (21.3)                  148.6

Income Tax Expense.....................................           3.0           51.9    (1a)         --      (2h)          54.9
Minority Interest......................................           0.2           (0.6)                --      (2i)          (0.4)
                                                             --------       --------            -------                --------

Income (Loss) From Continuing Operations Applicable to
    Ordinary Shareholders..............................       $  18.4       $   97.0            $ (21.3)               $   94.1
                                                              =======       ========            =======                ========

Net Income (Loss) Per Share Applicable to Ordinary
    Shareholders.......................................
   Basic...............................................       $  0.06                                                  $   0.29
                                                              =======                                                  ========
   Diluted.............................................       $  0.06                                                  $   0.29
                                                              =======                                                  ========

Weighted Average Shares Outstanding
   Basic...............................................         319.8                                                     319.8
   Diluted.............................................         321.4                                                     321.4

              See Notes to the Transocean Inc. Unaudited Condensed
                  Pro Forma Consolidated Financial Statements.

                                 TRANSOCEAN INC.

                   NOTES TO THE UNAUDITED CONDENSED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
  (AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS OR UNLESS OTHERWISE INDICATED)

         Pro forma adjustments reflected in the Company's unaudited condensed pro forma consolidated balance sheet as of September 30, 2004 are intended to provide a view of the order of magnitude of the impact on the Company of the recently completed December Offering and deconsolidation of TODCO. The pro forma balance sheet is not intended to represent the final actual result of the December Offering and deconsolidation of TODCO but uses a number of estimates and the most recent quarter end balance sheet to enable timely disclosure. The actual impact will be determined based on actual results achieved during the quarter ending December 31, 2004. The actual impact may differ considerably from the approximations provided in this report.

(1) Represents the removal of the TODCO business segment balances included in the Company's consolidated balance sheet at September 30, 2004 and the TODCO business segment results of operations included the Company's consolidated income statements for the nine months ended September 30, 2004 and the year ended December 31, 2003.

     (a) Income Tax Expense - An income tax benefit was computed for TODCO, a U.S. entity, assuming a 35% effective tax rate for the nine months ended September 30, 2004 and for the year ended December 31, 2003. The income tax benefit for the nine months ended September 30, 2004 was fully offset by an increase in a valuation allowance as a result of the IPO, which was completed in February 2004.

(2) A summary of the pro forma adjustments reflecting the disposition of TODCO is as follows:

     (a) Cash - Represents the proceeds received at closing of the December Offering of approximately $257.1 million, net of underwriting fees and estimated expenses.

     (b) Deferred Income Taxes - Under the tax sharing agreement between the Company and TODCO, TODCO is required to pay the Company for the use of most pre-IPO tax assets (primarily net operating losses). Upon the completion of the IPO, the Company established a valuation allowance for the estimated amount of these tax assets in excess of TODCO's deferred tax liabilities, taking into account tax planning strategies in accordance with Statement of Financial Accounting Standards 109, Accounting for Income Taxes. Upon the deconsolidation of TODCO, the tax benefits accruing to the Company under the tax sharing agreement will be considered a contractual receivable from a third party. This adjustment represents the write off of this estimated contractual receivable, which will occur during the quarter ending December 31, 2004 as a result of the deconsolidation. The write off is necessary as the future payments under the tax sharing agreement are dependent on TODCO generating future taxable income, which cannot be assumed until such income is actually generated. Accordingly, the Company will recognize such tax benefits in its financial statements in the future if and when those benefits are realized. The amount shown is an estimate based on balances included in the Company's financial statements at September 30, 2004. The actual amount of the write-off will be finalized in the quarter ending December 31, 2004.

                                 TRANSOCEAN INC.

                   NOTES TO THE UNAUDITED CONDENSED PRO FORMA
                 CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

     (c) Investments In and Advances to Joint Ventures - Represents the Company's 22% investment in TODCO as of September 30, 2004.

     (d) Minority Interest - Represents the minority interest in TODCO reflected in the Company's consolidated financial statements as of September 30, 2004.

     (e) Shareholders' Equity - A reconciliation of the pro forma adjustment is as follows:

          $259.8   Represents removal of the minority interests' share in TODCO reflected in the Company's consolidated financial statements as of September 30, 2004
           140.1   Represents the estimated gain from the December Offering had the offering occurred at September 30, 2004
           117.0   Represents the Company's basis in the TODCO shares sold in the December Offering
           104.1   Represents the Company's 22% investment in TODCO resulting from the December Offering
          (162.3)  Represents the estimated write off of the contractual receivable from TODCO as discussed in note (b) above
          ------
          $458.7   Total Shareholders' Equity pro forma adjustment

     (f) Gains from TODCO Offerings - The historical results exclude the non-recurring estimated gain of $140.1 million from the December Offering. The year ended December 31, 2003 amount excludes non-recurring gains from the IPO and September Offering of $168.8 million as well as the non-recurring estimated gain of $140.1 from the December Offering.

     (g) Other Income (Expense), net - Represents the Company's 22% equity in losses of TODCO for the nine months ended September 30, 2004 and for the year ended December 31, 2003. The write-off of the TODCO contractual receivable discussed in footnotes (b) and (e) above has not been reflected in the nine months ended September 30, 2004 or in the year ended December 31, 2003 as it is non-recurring in nature.

     (h) Income Tax Expense - No additional tax expense has been computed on the Company's equity in TODCO's losses as the amount in note (g) was computed on after-tax losses.

     (i) Minority Interest - Represents removal of the minority interests' share of TODCO's losses recorded during the nine months ended September 30, 2004. None was reflected for the year ended December 31, 2003 as the IPO occurred during the first quarter of 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRANSOCEAN INC.



Date:  December 30, 2004                    By:  /s/ Eric B. Brown
                                               --------------------------------
                                               Eric B. Brown
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary


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